                                                                 EXHIBIT 10.1(7)

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Fifth Amendment") is made and dated as of the 8th day of November, 1996 by and among CHART HOUSE, INC. (the "Company"), CHART HOUSE ENTERPRISES, INC. (the "Parent"), BIG WAVE, INC., formerly known as Islands Restaurants, Inc. ("Big Wave") (the Parent and Big Wave being sometimes referred to, collectively and severally, as the "Guarantors"), SANWA BANK CALIFORNIA ("Sanwa"), THE FIRST NATIONAL BANK OF BOSTON ("Bank of Boston") and THE SUMITOMO BANK OF CALIFORNIA ("Sumitomo") (Sanwa, Bank of Boston and Sumitomo acting in their capacities as "Banks" under the Credit Agreement described more particularly below being referred to, collectively and severally, as the "Banks") and SANWA, acting in its capacity as the successor Agent under the Credit Agreement and the successor Security Agent under the Big Wave Security Agreement described more particularly below (in such capacities, the "Agent" and the "Security Agent," as applicable).

                                    RECITALS

     A. Pursuant to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 by and among the Company, the Guarantors, Paradise Bakery, Inc., the Banks party thereto and Bank of Boston as the original "Agent" thereunder (as amended from time to time, including, without limitation, pursuant to that certain Consent to Disposition and Agreement for Substitution of Collateral, dated as of May 30, 1996 (the "Consent Agreement") and that certain waiver and amendment letter dated August 14, 1996, as so amended, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement) the Banks agreed to extend credit to the Company on the terms and subject to the conditions set forth therein, including, without limitation, that the obligations of the Company thereunder be guaranteed by Big Wave.

     B. The Company, the Agent and the Lenders have agreed to amend the Credit Agreement in certain respects as set forth more particularly herein.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT

     1.  Modification of Credit Structure.  To reflect the agreement of the
         --------------------------------
parties hereto to eliminate the conversion/term out feature of the credit facility evidenced by the Credit Agreement, effective as of the Effective Date (as defined in Paragraph 10 below):

       (a) Section 3 of the Credit Agreement is hereby deleted in its entirety and any and all references to said Section 3 or to the Term Loans to have been made thereunder or the Term Notes which were to have evidenced any such Term Loans, shall automatically be deemed to have been similarly deleted from the Credit Agreement and the other Loan Documents;

       (b) The term "Conversion Date" is hereby deleted from the Credit Agreement and replaced with the term "Maturity Date," and a new definition of such term added to Section 1 of the Credit Agreement, in correct alphabetical order, to read in its entirety as follows:

          "Maturity Date.  October 1, 1997, as such date may be extended by
           -------------
written agreement of the Agent and one hundred percent (100%) of the Banks."

     2.  Modification of Letter of Credit Availability.  To reflect the
         ---------------------------------------------
agreement of the parties hereto to reduce the commitment of the Banks to issue Letters of Credit under the Credit Agreement, effective as of the Effective Date the definition of "Letter of Credit Commitment Amount" set forth in Section 1 of the Agreement is hereby amended to delete the reference to the dollar amount "$6,000,000" appearing therein and to replace the same with the dollar amount "$5,000,000".

     3.  Modification of Pricing Provisions.  To reflect the agreement of the
         ----------------------------------
parties hereto to modify the pricing provisions applicable to Revolving Credit Loans, effective as of the Effective Date:

       (a) Section 2.5 of the Credit Agreement is hereby amended to read in its entirety as follow:

           "(S)2.5.  Interest on Revolving Credit Loans.
                     ----------------------------------

          (a) Except as provided in (S)6.1 hereof, Reference Rate Amounts of the Revolving Credit Loans Outstanding from time to time shall bear interest from
the Drawdown Date   thereof until repaid in full at the annual rate equal to:
(1) to and including June 30, 1997, the Reference Rate, and (2) from and after July 1, 1997, the Reference Rate plus two percent (2.00%). Interest on Reference Rate Amounts shall be payable quarterly in arrears on the last day of each March, June, September and December, with a final payment on the Maturity Date.

          (b) Except as provided in (S)6.1 hereof, Euroloan Rate Amounts of the Revolving Credit Loans shall bear interest during the Interest Period relating thereto at an annual rate equal to one and one half percent (1-1/2%) above the Eurodollar Rate for such Interest Period (the "Euroloan Rate"). Interest on Euroloan Rate Amounts of Revolving Credit Loans shall be payable in accordance with (S)5.1 hereof."

       (b) Section 5.1 of the Credit Agreement is hereby modified: (1) to insert the phrase "to and including May 28, 1997" immediately following the phrase "the Company may elect from time to time" in the second line thereof, and
(2) subparagraph (D) thereof is hereby deleted in its entirety and replaced with a new subparagraph (D) to read in its entirety as follows:

            "(D)  no Interest Period shall end after June 30, 1997."

     4.  Modification of Certain Financial and Other Covenants.  To reflect the
         -----------------------------------------------------
agreement of the parties hereto to modify certain of the financial and other covenants contained in the Credit Agreement, effective as of the Effective Date the Credit Agreement is hereby amended as follows:

       (a) Section 11.4 is hereby amended to read in its entirety as follows:

          "(S)11.4  Minimum Tangible Net Worth.  The Parent and its Subsidiaries
                    --------------------------
will maintain at all times a Consolidated Tangible Net Worth of not less than:

                    (a) $51,700,000, plus,
                                     ----

                    (b) On a cumulative basis, the sum of: (1) fifty percent (50%) of Consolidated Net Income for each fiscal quarter ending after January 1, 1997 with no deductions for losses plus (2) 100% of the net
                                                   ----
     proceeds of the issuance of equity securities of the Parent issued on or after the January 1, 1997."

       (b) Section 11.6 is hereby deleted in its entirety and replaced with a new Section 11.6 to read in its entirety as follows:

            "(S)11.6    Ratio of Consolidated Total Liabilities to Consolidated
                        -------------------------------------------------------
     Tangible Net Worth.  The Company will not permit the ratio of Consolidated
     ------------------
     Total Liabilities to Consolidated Tangible Net Worth to exceed 1.65:1 at any time."

       (c) Section 1 is hereby amended to insert, in correct alphabetical order, a new definition of "Consolidated Tangible Net Worth" to read in its entirety as follows:

            "Consolidated Tangible Net Worth:  Consolidated total assets of the
             -------------------------------
     Parent and its Subsidiaries (exclusive of equity investments in Subsidiaries and other Persons, notes receivable from affiliates (other than the CA/AV Note, as that term is defined in that certain Consent to Disposition and Agreement for Substitution of Collateral dated May 14,
     1996), goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and premium, deferred charges and other intangibles) less Consolidated Total Liabilities."

       (d) Section 11.7 is hereby deleted in its entirety and replaced with a new Section 11.7 to read in its entirety as follows:

            "(S)11.7    Minimum EBITDA.  The Company will not permit EBITDA of
                        --------------
     the Company and its consolidated Subsidiaries to be less than:

          For the Fiscal Quarter Ending:      Required EBITDA
          -----------------------------       ---------------
            December 31, 1996                    $2,400,000
            March 31, 1997                       $2,400,000
            June 30, 1997                        $3,800,000
            September 30, 1997                   $4,400,000.

For purposes of this (S)11.7 the term 'EBITDA' shall mean for each fiscal quarter the sum of (a) net income (or net loss), including, without limitation, interest income on the Florida Note and the CA/AZ Note (as those terms are defined in that certain Consent to Disposition and Agreement for Substitution of Collateral dated May 14, 1996), plus (b) all amounts treated as expenses for interest, amortization, depreciation, taxes (to the extent included in the determination of net income or net loss), and other non-cash charges for such fiscal quarter."

          (e) Section 11.8 is hereby amended to read in its entirety as follows:

              "(S)11.8 Capital Expenditures. The Company will not: (a) make
                       --------------------
capital expenditures for any purpose other than maintenance and repair of existing properties and assets and for legally mandated improvements, or (b) permit the aggregate capital expenditures of the Parent and its Subsidiaries, determined on a consolidated basis, in accordance with generally accepted accounting principles (but exclusive of expenditures in respect of Capitalized Leases), to exceed $12,000,000 in the 1996 calendar year or $4,000,000 for the nine-month period beginning January 1, 1997 and ending September 30, 1997."

         (f)  Section 11.32 is hereby deleted in its entirety.

     5. Consent to Sales of Assets. Subject to the conditions set forth below,
        --------------------------
the Agent and the Banks hereby consent to the sale of the assets of Islands Florida LP (in which Big Wave is a limited partner) located in Florida and to the additional sale of other personal property assets of the Company and its Subsidiaries with an aggregate net book value not to exceed $1,000,000, and agree to execute and deliver (at no cost or expense to the Agent or the Banks) such documents, instruments and agreements as may be requested by the Company to release any lien, charge or interest of the Agent and the Banks in the subject sale assets; provided, however, that such consent and agreement to release are conditioned upon the following: (a) at the date of consummation of the proposed sale and both before and after giving effect thereto there will not exist a Default or an Event of Default under the Credit Agreement, (b) no later than five (5) Business Days prior to the date of consummation of the proposed sale the Company will deliver to the Agent and each of the Banks a detailed description of the terms and conditions of the proposed sale and such other information relating thereto as the Agent or any of the Banks may reasonably request, and (c) the sale is to an independent unrelated third party for the fair market value of the subject personal property assets. The Agent and the Banks agree that notwithstanding the provisions of Section 11.24(c) the Net Proceeds of sales permitted hereunder need not be applied to reduce the principal balance of the Loans as required pursuant to Section 6.4 of the Credit Agreement.

     6. Write-Off of Assets. The Agent and the Banks hereby agree that if
        -------------------
following the Effective Date the Company, in its reasonable business judgment and in accordance with customary accounting practices, elects to write-off certain of its assets, the financial covenants set forth in the Credit Agreement shall automatically be deemed modified to accomodate up to $1,000,000 in the aggregate of such write-offs.

     7. Waiver of Defaults. Upon the occurrence of the Effective Date the Agent
        ------------------
and the Banks hereby waive, effective as of September 30, 1996, the Events of Default existing under the Credit Agreement by reason of the failure of the Company to be in compliance with the requirements of Sections 11.7 and 11.32 of the Credit Agreement as at September 30, 1996. Nothing contained herein shall constitute a waiver of any other Event of Default, whether or not the same are known to the Agent or any of the Banks at the date hereof, or constitute any agreement to waive the same or other Events of Default at any other time in the future.

     8.  Reaffirmation of Loan Documents.  Each of the Company and each of the
         -------------------------------
Guarantors hereby affirms and agrees that (a) the execution and delivery by such Persons of, and the performance of their respective obligations under, this Fifth Amendment shall not in any way amend, impair, invalidate or otherwise affect any of such Person's obligations or the rights, remedies and powers of the Agent and the Lenders under the Loan Documents, including, without limitation, the Security Documents, as the same are amended hereby, and (b) all Loan Documents remain in full force and effect.

     9.  Representations and Warranties. Each of the Company, the Parent and Big
         ------------------------------
Wave hereby, severally and independently as to itself only, represents and warrants that at the date hereof and at and as of the Effective Date:

         (a) Except to the extent such were by their terms made solely as of a prior date, the representations and warranties of such party contained in the Loan Documents are accurate and complete in all material respects.

         (b) The execution and delivery by such party of this Fifth Amendment and the performance by such party of its obligations hereunder are within the corporate power of such party, have been (or as of the Effective Date will be) duly authorized by all necessary corporate action and do not and will not (1) contravene any provision of such party's charter, other incorporation papers, by-laws or any stock provisions, or any amendment thereof, (2) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of any of such parties (except the security interest and lien in favor of the Security Agent for the benefit of the Secured Parties on the Substitute Collateral) under any agreement, deed of trust, indenture, mortgage or other instrument to such party is a party or by which any of its properties are bound, (3) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official, (4) require any waiver, consent or approval of any Person other than such as have been obtained and copies of which have been provided to the Agent and the Security Agent, or (5) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of law, except those actions which have been taken or will be taken prior to the Effective Date.

          (c) This Fifth Amendment constitutes the legal, valid and binding obligations of such party enforceable against such party in accordance with their respective terms.

          (d) No Default or Event of Default has occurred or is continuing (other than Events of Default which are waived hereunder) or will occur as a result of (1) the execution and delivery of this Fifth Amendment, or (2) the consummation of the transactions contemplated hereby.

     10. Effective Date.  This Fifth Amendment shall be effective upon the date
         --------------
(the "Effective Date") upon which there shall have been delivered to the Agent, in form and substance satisfactory to the Agent, the Security Agent and the Banks, each of the following:

         (a) A copy or counterpart copies of this Fifth Amendment, duly executed by each of the parties hereto;

         (b) Evidence satisfactory to the Agent and the Banks that Metropolitan Life Insurance Company ("Metropolitan") has entered into an amendment of the Note Purchase Agreements (as defined in the Consent Agreement) with the Company, which amendment shall be in form and substance acceptable to the Agent and the Banks and shall include, without limitation, an unconditional waiver of: (1) any and all defaults existing under the Note Purchase Agreements, and (2) any and all payments of principal under the 6.69% Notes and the 10.40% Notes (as defined in the Consent Agreement) which are currently or may become due prior to October 1, 1997;

         (c) Evidence satisfactory to the Agent and the Banks that Metropolitan, in providing the unconditional waiver referred to above has not received and will not receive any compensation therefor, by way of amendment or waiver fee or otherwise, or if in fact Metropolitan has received or will receive such compensation, an equivalent payment is made to the Agent and the Banks;

         (d)  Metropolitan has acknowledged and agreed to this Amendment; and

         (e) From each of Big Wave, the Company and the Parent, certified copies of such corporate resolutions and authorizations as the Agent may reasonably request.

In the event the Effective Date shall not have occurred on or before November 15, 1996, then this Fifth Amendment shall, at the election of the Majority Banks, as evidenced by written notice of such election delivered by the Agent to the Company, terminate and be of no further force or effect.

     11. Survival. The representations and warranties, covenants and agreements
         --------
of the Company, the Parent and Big Wave set forth herein shall survive the Effective Date.

     12. Captions. Paragraph or other headings contained in this Fifth Amendment
         --------
are for reference purposes only and shall not affect in any way the meaning or interpretation of this Fifth Amendment.

     13. Governing Law. This Fifth Amendment shall be governed by and construed
         -------------
in accordance with the laws of the State of California.

     14. Expenses.  The Company shall pay upon demand all costs and expenses,
         --------
including, without limitation, legal fees of Morrison & Foerster, special counsel to the Agent, in connection with the transactions contemplated hereby as are required to be paid by the Company pursuant to Section 15 of the Credit Agreement.

     15. Counterparts.  This Fifth Amendment may be executed in counterparts and
         ------------
such counterparts shall, when taken together, constitute one and the same agreement.

     EXECUTED as of the day and year first above written.

                                      The Company:
                                      -----------

                                      CHART HOUSE, INC.

                                      By: /s/ WILLIAM R. KUNTZ, JR.
                                          --------------------------
                                      Name: William R. Kuntz, Jr.
                                            ------------------------
                                      Title: Exec. V.P.
                                             -----------------------

                                      The Guarantors:
                                      --------------

                                      CHART HOUSE ENTERPRISES, INC.


                                      By: /s/ WILLIAM R. KUNTZ, JR.
                                          --------------------------
                                      Name: William R. Kuntz, Jr.
                                            ------------------------
                                      Title: Exec. V.P.
                                             -----------------------

                                      BIG WAVE, INC.


                                      By: /s/ WILLIAM R. KUNTZ, JR.
                                          --------------------------
                                      Name: William R. Kuntz, Jr.
                                            ------------------------
                                      Title: V.P.
                                             -----------------------


                                      The Agent and Security Agent:
                                      ----------------------------

                                      SANWA BANK CALIFORNIA

                                      By: /s/ DAVID L. BEALL
                                          --------------------------
                                      Name: David L. Beall
                                            ------------------------
                                      Title: Vice President
                                             -----------------------

                                      The Banks:
                                      ---------

                                      SANWA BANK CALIFORNIA

                                      By: /s/ DAVID L. BEALL
                                          --------------------------
                                      Name: David L. Beall
                                            ------------------------
                                      Title: Vice President
                                             -----------------------


                                      THE FIRST NATIONAL BANK OF BOSTON

                                      By: /s/ THOMAS F. FARLEY, JR.
                                          --------------------------
                                      Name: Thomas F. Farley, Jr.
                                            ------------------------
                                      Title: Director
                                             -----------------------

                                      THE SUMITOMO BANK OF CALIFORNIA

                                      By: /s/ MATT VAN STEENHUYSE
                                          --------------------------
                                      Name: Matt Van Steenhuyse
                                            ------------------------
                                      Title: Vice President
                                             -----------------------

ACKNOWLEGED AND AGREED TO
this 13th day of November, 1996


METROPOLITAN LIFE INSURANCE
COMPANY

By: /s/ JACQUELINE D. JENKINS
        -------------------------
Name: Jacqueline D. Jenkins
      ---------------------------
Title: Vice President
       --------------------------

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